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                                                                     EXHIBIT 4.1

                                [ELEMENT K LOGO]

        NUMBER                                              SHARES
         C.A.

                             ELEMENT K CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

        CLASS A                                       CUSIP 286182 10 0
        COMMON                               SEE REVERSE FOR CERTAIN DEFINITIONS


This is to Certify that








Is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE
                              OF $.01 PER SHARE OF

ELEMENT K CORPORATION (hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Corporation and all amendments thereto, copies of which are on file at the office of the Corporation, to which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

               Dated:

  [Element K          /s/ Lance E. D'Amico          /s/ Bruce Barnes
Corporate Seal]           ------------------            ------------------------
                          Secretary                     Chief Executive Officer




Countersigned and Registered:
          FIRST UNION NATIONAL BANK,
                                                                  Transfer Agent
By                                                                 and Registrar

                                                            Authorized Signature

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                             ELEMENT K CORPORATION


     The shares which the Corporation is authorized to issue are divided into three classes: Class A Common Stock, par value $.01 per share, Class B
Common Stock, par value $.01 per share, and Preferred Stock, par value $.01 per share. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of Class A Common Stock, Class B Common Stock, and Preferred Stock, and the qualifications, limitations or restrictions thereof.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common               UNIF GIFT MIN ACT -              Custodian
TEN ENT  - as tenants by the entireties                            ------------         --------------
                                                                      (Cust)                (Minor)
JT TEN   - as joint tenants with right                                under Uniform Gifts to Minors
           of survivorship and not as                              Act
           tenants in common                                           -------------------------------
                                                                                   (State)
    Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto
                    ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                          shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ---------------------------


                                            ------------------------------------
          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.